DECOMISSIONING PROVISION	12 Months Ended
Dec. 31, 2024
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
DECOMMISSIONING PROVISION	DECOMMISSIONING PROVISION
The decommissioning provision reflects the discounted cash flows expected to be incurred to decommission Pembina's pipeline systems, gas processing and fractionation plants, storage and terminalling hubs, including estimated environmental reclamation and remediation costs.
The undiscounted cash flows at the time of decommissioning are calculated using an estimated timing of economic outflows ranging from one to 83 years, with the majority estimated at 50 years. The estimated economic lives of the underlying assets form the basis for determining the timing of economic outflows. Pembina applied credit-adjusted risk-free rates of 4.6 percent to 5.5 percent (2023: 5.0 percent to 5.8 percent) and an inflation rate of 2.3 percent (2023: 2.3 percent).

($ millions)	2024	2023
Balance at January 1	342	261
Unwinding of discount rate	20	16
Change in rates	49	65
Acquisition (Note 5)	52	—
Disposition	(17)	—
Change in cost estimates and other	(14)	—
Total	432	342
Current portion of provision(1)	6	6
Balance at December 31	426	336
(1)    Included in trade payables and other on the Consolidated Statement of Financial Position.

Pembina collects funds from shippers for future abandonment costs for Canada Energy Regulator ("CER") pipelines. Funds collected from shippers are set aside in trusts and are eligible to be withdrawn for abandonment activities related to the applicable CER pipelines. The funds collected from shippers are reported within revenue and a reimbursement right is recorded within other assets. As at December 31, 2024, Pembina's reimbursement right is valued at $20 million (2023: $5 million).